FOURTH AMENDMENT TO LOAN AGREEMENT
                        AND AMENDMENT TO PROMISSORY NOTES

         This Fourth Amendment to Loan Agreement and Amendment to Notes (the "Amendment") is dated and effective as of September 1, 2001, by, between and among BANK ONE, KENTUCKY, NA, a national banking association and its successors and assigns, whose address is 416 West Jefferson Street, Louisville, Kentucky 40202 (referred to herein as "Bank"), COMMONWEALTH PREMIUM FINANCE CORPORATION, a Kentucky corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Commonwealth"), UNIFIED FINANCIAL SERVICES, INC., a Delaware corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Unified")(Commonwealth and Unified are herein sometimes collectively referred to as "Borrowers"), EQUITY INSURANCE MANAGERS, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("EIM"), EQUITY INSURANCE ADMINISTRATORS, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("EIA"), and 21ST CENTURY CLAIMS SERVICE, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("21st Century").

                                    RECITALS

         1. Borrowers, EIM, EIA, 21st Century and Bank are parties to that certain Loan Agreement dated as of December 28, 1999, as amended by that First Amendment to Loan Agreement dated as of June 28, 2000, that Second Amendment to Loan Agreement dated as of December 11, 2000 and that Third Amendment dated as of February 27, 2001 (as amended, the "Loan Agreement"), under which Commonwealth and Unified are obligated to Bank for payment of the Notes, as defined therein, which includes the Unified Renewal Note, and all of which Notes are guaranteed pursuant to the Guaranties made and executed by Commonwealth, Unified, EIM, EIA and 21st Century; and

         2. Borrowers are in default under the covenant contained in section
5.05 of the Loan Agreement requiring Unified to have earned a profit for each of its fiscal years to date, measured quarterly, which it did not for the most recent quarter ended, and Bank is willing to waive such event of default for the most recent fiscal year to date and to eliminate the covenant, provided that Borrowers and the other parties to the Loan Agreement other than Bank agree to the terms of this Amendment, which include a change in the maturity date of the Unified Renewal Note from its current maturity date to the earlier date of December 31, 2001;

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, and intending to be legally bound hereby, covenant and agree as follows:

1. WAIVER OF COVENANT DEFAULT. Bank hereby waives Borrowers' failure to comply with the covenant contained in section 5.05 of the Loan Agreement for its fiscal year to date as of the end of its most recent fiscal quarter, and the covenant in section 5.05 is hereby deleted effective as of this date.
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2. CHANGE IN MATURITY DATES OF UNIFIED RENEWAL NOTE. Notwithstanding anything contained in the Unified Renewal Note or the other Loan Documents to the contrary, the maturity date of the Unified Renewal Note is hereby changed to December 31, 2001, and the Unified Renewal Note and all of the other Loan Documents are hereby amended accordingly.

3. REPRESENTATIONS AND WARRANTIES. Borrowers, EIM, EIA and 21st Century jointly and severally reiterate as of this date all representations and warranties contained in the Loan Agreement (each of which shall be deemed to be continuing warranties and representations until such time as all indebtedness evidenced by the Loan Agreement, as hereby amended, shall have been paid in full and neither of Borrowers nor EIM, EIA and 21st Century have any further liability to Bank).

4. COVENANTS. Borrowers, EIM, EIA and 21st Century agree that all covenants contained in the Loan Agreement, as hereby amended, are and hereafter shall be binding upon Borrowers, EIM, EIA and 21st Century until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

5. NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to the payment of the indebtedness evidenced by the Notes or the enforceability of the Notes or the Loan Agreement or any of the Loan Documents against Borrowers, EIM, EIA and 21st Century, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment or the transactions relating thereto. The obligations described herein and in the Notes are absolute and non-contingent.

6. LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein, the terms and conditions of the Notes, the Loan Agreement and all other existing agreements between the parties are unaffected by this Amendment, are valid and enforceable in accordance with their terms and shall continue to remain in full force and effect.

7. GOVERNING LAW. This Amendment shall be governed by and construed and
enforced  in  accordance  with  the   substantive   law  of  the Commonwealth
of Kentucky.

8. ENTIRE AGREEMENT; MODIFICATIONS. This Amendment and the other Loan Documents contain the entire agreement and understanding of the parties herein. The terms of this Amendment may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

9. COUNTERPART EXECUTION. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.
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                    BANK ONE, KENTUCKY, NA

                    BY: /s/ Mark Boison
                    -----------------------------------------------------------
                    TITLE: First Vice President
                    -----------------------------------------------------------

                    UNIFIED FINANCIAL SERVICES, INC.

                    BY: /s/ John S. Penn
                    -----------------------------------------------------------
                    TITLE: President
                    -----------------------------------------------------------

                    COMMONWEALTH PREMIUM FINANCE CORPORATION

                    BY: /s/ John R. Owens
                    -----------------------------------------------------------
                    TITLE: Vice President
                    -----------------------------------------------------------

                    EQUITY INSURANCE MANAGERS, INC.

                    BY: /s/ John R. Owens
                    -----------------------------------------------------------
                    TITLE: President
                    -----------------------------------------------------------

                    EQUITY INSURANCE ADMINISTRATORS, INC.

                    BY: /s/ John R. Owens
                    -----------------------------------------------------------
                    TITLE: President
                    -----------------------------------------------------------

                    21ST CENTURY CLAIMS SERVICE, INC.

                    BY: /s/ John R. Owens
                    -----------------------------------------------------------
                    TITLE: Vice President
                    -----------------------------------------------------------

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